INVESCO STOCK FUNDS, INC.

          INVESCO Dynamics Fund - Investor Class, Institutional Class,
                              Class A, B, C, and K
      INVESCO Growth Fund - Investor Class, Class A, B, C, and K (Formerly,
                         INVESCO Blue Chip Growth Fund)
       INVESCO Growth & Income Fund - Investor Class, Class A, B, C, and K
    INVESCO Small Company Growth Fund - Investor Class, Class A, B, C, and K
       INVESCO S&P 500 Index Fund - Investor Class and Institutional Class
        INVESCO Value Equity Fund - Investor Class, Class A, B, C, and K


                        Supplement dated August 14, 2003
       to the Statement of Additional Information dated November 30, 2002, as Supplemented June 12, 2003


The Board of Directors of INVESCO Stock Funds, Inc. (the "Company") approved, on August 12-13, 2003, a name change for the Company. Effective as of October 1, 2003, the name of the Company will be "AIM Stock Funds, Inc."

The Board of Directors of the Company also approved, on August 12-13, 2003, an Agreement and Plan of Reorganization (the "Plan"), which provides for the redomestication of the Company as a Delaware statutory trust (the "Trust") and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation.

The Plan provides for a series of transactions to convert each series portfolio of the Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. The Trust, like the Company, will operate as an open-end management investment company.

The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO, with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds(R) (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The Board of Directors of the Company previously approved, on June 9, 2003, transactions in which each of INVESCO Growth Fund, INVESCO Growth & Income Fund, and INVESCO Value Equity Fund would transfer all of its assets and liabilities to separate series portfolios of AIM Equity Funds (each, a "Reorganization"). The Redomestication of each of INVESCO Growth Fund, INVESCO Growth & Income

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Fund, and INVESCO Value Equity Fund will be  consummated  only if the applicable
Reorganization is not approved by such Fund's shareholders.

The proposed Redomestication requires the approval of the Company's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around October 21, 2003. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Redomestication is expected to be consummated shortly thereafter. If shareholders of the Company do not approve the proposed Redomestication, the Company will continue to operate as a Maryland corporation.

Effective October 1, 2003, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, will replace INVESCO Funds Group, Inc. as transfer agent.

The following replaces the information relating to James T. Bunch in the table relating to the directors and officers of the Funds in the column entitled "Principal Occupation(s) During Past 5 Years":

     Co-President and Founder of Green, Manning & Bunch Ltd., Denver, Colorado (1988-present) (investment banking firm); Director, Policy Studies, Inc. and Van Gilder Insurance Corporation; formerly, General Counsel and Director of Boettcher & Co., Denver, Colorado; and formerly, Chairman and Managing Partner, law firm of Davis, Graham & Stubbs, Denver, Colorado.

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